SECURITIES AND EXCHANGE COMMISSION

			   	WASHINGTON, D.C.   20549

					FORM 8-K

				     CURRENT REPORT

			Pursuant to Section 13 and 15(d) of the
			    Securities Exchange Act of 1934



Date of Report (date of earliest event reported):    June 06, 2003

			  ROCKY MOUNTAIN MINERALS, INC.
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		  (Exact Name of Registrant as Specified in its Charter)

	Wyoming		         0-9060			83-0221102
 ------------------------      ------------------  	------------------
(State or other jurisdiction   (Commission	     	(I.R.S. Employer
    of incorporation)		    File No.)	      Identification No.)



		2480 North Tolemac Way
		Prescott, AZ  				86305
------------------------------------------    	-------------------------
 (Address of Principal Executive Offices)	      (Zip Code)


Registrant's telephone number, including area code:		(928) 778-1450


					Not Applicable
	------------------------------------------------------------
	(Former Name, Former Address or Former Fiscal Year,
			If Changed From Last Report)















         					(1)

ITEM 5.	OTHER EVENTS


Issue of Securities

	To meet the initial $950,000 funding requirement associated with Rocky Mountain Minerals, Inc. ("RMMI") 25% farmin interest in the Exmouth Joint Venture located in the North West Shelf area of the Carnarvon Basin, offshore Western Australia, the company has issued 19,091,000 fully paid and non-assessable $0.015 Cumulative Convertible Preferred shares of RMMI, par value ($.05) per share, ranking pari pasu with such existing securities, and 5,000,000 fully paid and non-assessable shares of Common stock of RMMI, par value one tenth of a cent ($.001) per share. All shares of RMMI will be issued to a foreign subscriber, Fidelity Investments Limited ("FIL"). FIL has covenanted that, notwithstanding registration, that it will not transfer any shares being purchased for a period of two years from the date of allotment save and except pursuant to the terms and conditions and rights and privileges of conversion or redemption inherent in the subscription shares.

	FIL has acknowledged that all of the subscriber shares will be restricted securities within the meaning of Rule 144 of the General Rules and Regulations under the Securities Act of 1933
(the "Act") and applicable state statutes, and has consented to the placement of an appropriate restrictive legend or legends on any certificates evidencing such subscriber shares and any certificates issued in replacement or exchange thereof and further acknowledges that RMMI will cause its stock transfer records to note such restrictions.

Cautionary Statement Regarding Forward-Looking Statements

	This Current Report includes forward-looking statements and projections, made in reliance on the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. The company has made every reasonable effort to ensure that the information and assumptions on which these statements and projections are based are current, reasonable, and complete. However, a variety of factors could cause actual results to differ materially from the projections, anticipated results or other expectations expressed in this release, including, without limitation, successful implementation of the farmin obligations; the successful close of funding transactions; our ability to successfully enter oil exploration in Australia; changes in commodity prices for oil and natural gas; general economic and weather conditions where operations of the company are located; the uncertainties associated with governmental regulation; political and currency risks associated with international operations of the company, competition, and other factors described in the company's Securities and Exchange

				(2)

Commission filings. While the company makes these statements and projections in good faith; neither the company nor its management can guarantee that anticipated future results will be achieved. Reference must be made to those filings for additional important factors that may affect actual results. The company assumes no obligation to publicly update or revise any forward-looking statements made herein or any other forward-looking statements made by the company, whether as a result of new information, future events, or otherwise.




			SIGNATURES

	Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



				ROCKY MOUNTAIN MINERALS, INC.

Dated:	June 06, 2003	BY:	/s/	W. Ray Hill
					---------------------------------
					W. Ray Hill, President









					(3)